UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

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In re:                                             :  Chapter 11
                                                   :
      Commander AIRCRAFT COMPANY                   :  Case No.   02-13804 (PJW)
                  Debtor.                          :
                                                   :
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         DEBTOR'S FIRST AMENDED CHAPTER 11 PLAN DATED July 5, 2003

         Commander Aircraft Company, Inc. ("Commander"), Debtor in Possession, through the undersigned counsel, hereby submits to its creditors, as proponent, this First Amended Plan of Reorganization (the "Plan") pursuant to Section 1121, et seq., of the United States Bankruptcy Code, 11 U.S.C. (the "Code").

         A detailed discussion of the Plan and its implementation is found in the Disclosure Statement of even date herewith. The Plan should be read in conjunction with the Disclosure Statement. The Debtor urges creditors and parties in interest to consult with counsel. The parties in interest should not rely on any representations not contained in the Plan or Disclosure Statement in making a determination in voting on the Plan. A detailed discussion of the voting rights of creditors is contained in the Disclosure Statement.

                             ARTICLE I - DEFINITIONS

         1.1 "Accounts Receivable" means any amounts owed by a third party to Commander as a result of the operation of Commander's business.

         1.2 "Administrative Bar Date" means the first Business Day ninety (90) days after the Effective Date, and is the date by which all Administrative Claims must be filed with the Bankruptcy Court, except as otherwise provided in the Plan.

         1.3 "Administrative Claim" means any cost or expense of administration of the Estate allowed under ss. 503(b) of the Bankruptcy Code, proof of which is timely filed by the Administrative Bar Date, and any fees and charges assessed against the estate under 28 U.S.C. ss. 1930.

         1.4 "Allowed Claim" means a Claim against Commander: (a) which is listed in Commander's Schedules (as amended), other than a Disputed Claim or a Claim to which an objection has been interposed; or (b) proof of which has been timely filed and with respect to which no timely filed objection to the allowance thereof has been interposed; or (c) which has been allowed by the Court in a Final Order, but only in the amount allowed. An Allowed Claim shall not include unmatured or post-petition interest unless otherwise stated in the Plan.

         1.5 "Assets" means all property, real or personal, in which the Debtor has an interest.

         1.6 "Avoidance Actions" means proceedings commenced under Chapter 5 of the Bankruptcy Code.

         1.7 "Ballot" means the form distributed to each holder of an impaired Claim on which is to be indicated, among other things, acceptance or rejection of the Plan.

         1.8 "Bankruptcy Code" means Title 11 of the United States Code.

         1.9 "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware, or if such court ceases to exercise jurisdiction over the Case, the court or adjunct thereof that exercises jurisdiction over the Case.

         1.10 "Bankruptcy Rules" means (i) the Federal Rules of Bankruptcy Procedure, and (ii) the Local Bankruptcy Rules for the United States Bankruptcy Court for the District of Delaware, in either case, as now in effect or hereinafter amended.

         1.11 "Bar Date" means the date designated by the Bankruptcy Court as the last date for filing a proof of claim or proof of interest, as the case may be, against Commander. The Bar Date is July 31, 2003.

         1.12 "Business Day" means any day except Saturday, Sunday, or other day on which commercial banks in the State of Delaware are authorized or required by law to close, or any other "legal holiday" as defined in Bankruptcy Rule 9006(a).

         1.13 "Case" means the case commenced under Chapter 11 of the Bankruptcy Code pending in the Bankruptcy Court, and bearing Case No. 02-13804-PJW.

         1.14 "Cash" means United States currency, drafts, checks, deposit accounts or other cash equivalents.

         1.15 "Claim" means a claim as defined in ss. 101(5) of the Bankruptcy Code.

         1.16 "Claimant" means a Person holding a Claim against Commander.

         1.17. "Class" means each class of Claims or Interests established and set forth in Article II of the Plan.

         1.18 "Collateral" means any property or interest in property of the Debtor subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance or otherwise invalid under the Bankruptcy Code or applicable state law.

         1.19 "Confirmation" means the entry of a Final Order of the Bankruptcy Court confirming the Plan.

         1.20 "Confirmation Date" means the date on which the Confirmation Order is entered by the Bankruptcy Court.

         1.21  "Confirmation  Hearing"  means the hearing  under ss. 1128 of the
Bankruptcy  Code  scheduled  by  the  Bankruptcy  Court  for   consideration  of
Confirmation of the Plan as it may be continued from time to time.

         1.22 "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan.

         1.23 "Creditor" means the holder of a Claim.

         1.24 "Commander" means Commander Aircraft Company, Inc., the Debtor in the Case.

         1.25 "Debtor" means Commander.

         1.26 "DIP Loan" means the obligation of up to $250,000.00 incurred by Commander to the DIP Lender pursuant to ss.ss. 364(a), 364(b) and 364(c) of the Bankruptcy Code, and Orders entered in this Case.

         1.27 "DIP Lender" means Tiger Aircraft, LLC (successor in interest to Nyltiak Investments, LLC), or its successor(s) in interest as holder(s) of the DIP Loan.

         1.28 "Disclosure Statement" means the Disclosure Statement filed or to be filed by Commander in connection with this Plan, as modified, if applicable.

         1.29 "Disputed Claim" means a Claim:

              (a) which is listed as disputed or contingent in Commander's
                  Schedules as filed or as amended, or

              (b) which is listed as disputed under any provision of this Plan,
                  or

              (c) as to which a proof of claim was timely filed and an objection to such Claim was filed within 120 days after the Effective Date, or

              (d) which arose out of litigation that was pending on the Petition
                  Date.

         1.30 "Effective Date" means the first Business Day after the Confirmation Order becomes a Final Order.

         1.31 "Equipment" means all machinery, tools, motor vehicles, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including software that is embedded in and is part of said Equipment, so as not to include any Inventory.

         1.32 "Equity Interest" means any share of stock or other instrument evidencing an ownership interest in the Debtor, whether or not transferable, and any option, warrant or right, contractual or otherwise to acquire such interest.

         1.33 "Estate" means the bankruptcy estate of Commander.

         1.34 "Executory Contracts" means all contracts, including unexpired leases, to which the Debtor was a party on the Petition Date and which were executory within the meaning of ss. 365 of the Bankruptcy Code and which may be assumed or rejected by Commander.

         1.35 "Final Decree" means the Final Order of the Bankruptcy Court that closes and dismisses the Case.

         1.36 "Final Order" means an order or judgment of the Court as entered on the docket in the case, that has not been reversed, stayed, modified, or amended, and as to which, either (i) the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely filed, or (ii) any appeal or petition for certiorari that has been filed and/or has been resolved by the highest court to which the order or judgment was appealed from or from which certiorari was sought.

         1.37 "Inventory" means all goods held for sale, lease, use, or in connection with the maintenance of aircraft or parts thereof, including all raw materials, work in process, finished goods, and material used or consumed in the manufacture, production, preparation or shipping thereof, so as not to include any Equipment.

         1.38 "Lien" has the meaning set forth inss.101(37) of the Bankruptcy Code.

         1.39   "Miscellaneous   Assets"  means  Assets  other  than  Inventory,
Equipment, Accounts Receivable or Avoidance Actions.

         1.40 "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a government, or any political subdivision thereof, or other legal entity.

         1.41 "Petition Date" means December 27, 2002, the date on which the voluntary petition for relief under Chapter 11 of the Bankruptcy Code was filed by Commander.

         1.42 "Plan" means this Plan, as it may be amended from time to time.

         1.43 "Priority Claim" means a Claim made pursuant to ss. 507(a) of the Bankruptcy Code, other than an Administrative Claim or a Professional Claim.

         1.44 "Priority Tax Claim" means any Allowed Claim for taxes, including without limitation, income, property, withholding, payroll or excise taxes, or any penalty related to the foregoing to the extent such Claim is entitled to priority under ss. 507(a)(8) of the Bankruptcy Code.

         1.45 "Professional" means any attorney, accountant, appraiser, consultant, financial advisor or other professional retained or to be compensated pursuant to an order of the Bankruptcy Court entered under any provision of the Bankruptcy Code.

         1.46 "Professional Claim" means any Claim for compensation or reimbursement of a Professional arising at any time prior to the Confirmation Date.

         1.47 "Proof of Claim" means a proof of Claim filed pursuant toss.501 of the Bankruptcy Code and Part III of the Bankruptcy Rules.

         1.48 "Rejection Claim" means a Claim arising from the rejection of an executory contract or unexpired lease in such amounts as are permitted by the Bankruptcy Code and applicable law, and as are Allowed by the Bankruptcy Court.

         1.49 "Schedules" means the schedules of assets and liabilities and statement of financial affairs filed by the Debtor with the Bankruptcy Court and any amendments thereto.

         1.50 "Secured Claim" means any Claim, debt, or demand against the Debtor as determined in accordance with ss. 506(a) of the Bankruptcy Code which is secured by a properly perfected mortgage, deed of trust, Lien, pledge, or security interest in, or right of set off against, any Property of the Debtor, but only to the extent of the value of the Collateral as of the Confirmation Hearing.

         1.51 "Unexpired Lease" means a lease of personalty or realty which had neither expired by its terms nor been properly terminated as of the Petition Date, and which has not expired by its terms or been rejected by a Final Order on or prior to the Confirmation Date.

         1.52 "Unliquidated Claim" means Any Claim, the amount of liability for which has not been fixed, whether pursuant to agreement, applicable law, or otherwise, as of the date on which such Claim is sought to be estimated.

         1.53 "Unsecured Claim" means any unsecured debt, demand, or Claim of whatever nature other than an Administrative Expense, a Professional Claim, a Priority Claim, a Priority Tax Claim, or a Secured Claim, to the extent as determined and allowed by the Bankruptcy Court in accordance with ss. 502 of the Bankruptcy Code.

         1.54 "Voting Procedures Order" means an Order of the Bankruptcy Court approving procedures relating to the solicitation and tabulation of votes with respect to the Plan.

               ARTICLE II - CLASSIFICATION OF CLAIMS AND INTERESTS

         2.1 Class A (Administrative Claims). Class A consists of Administrative Claims, including Professional Claims, whether secured or unsecured, including the DIP Loan.

         2.2 Class B (Priority Claims). Class C consists of Priority Claims under 11 U.S.C.ss.507 other than Administrative Claims and Priority Tax Claims.

         2.3 Class C (Priority Tax Claims). Class B consists of Priority Tax Claims Pursuant to 11 U.S.C.ss.507(a)(8).

         2.4 Class D (Secured Claim of Nyltiak). Class D consists of the secured pre-petition claim of Nyltiak Investments, LLC.

         2.5 Class E (Secured Claim of the IRS). Class E consists of the claim of the Internal Revenue Service secured by a pre-petition tax lien.

         2.6 Class F (Secured Claim of Uptown Bank). Class F consists of the secured claim of Uptown National Bank of Chicago.

         2.7 Class G (Any other Secured Claim). Class G consists of any Allowed Secured Claim other than those in Classes A, D, E, F, J, or L.

         2.8 Class H (Unliquidated tort/warranty claims for pre-petition personal injury, property damage, or wrongful or death). Class H consists of all tort and warranty claims for personal injury, property damage or wrongful death that were unliquidated or in litigation as of the Petition Date, including any subrogation claims.

         2.9 Class I (General Unsecured Claims). Class I consists of Unsecured Non-Priority Claims other than those in Class H, J, or L.

         2.10 Class J (Small Claims administrative convenience class). Class J consists of any Claims (other than Class K or L claims) in an amount less than $500.00, or as to which the holder thereof elects to receive treatment as a Class J claim.

         2.11 Class K (Equity Claims). Class K consists of any Claims based upon Equity Interests.

         2.12 Class L (Corporate Family Claims). Class L consists of any Claims of Aviation General, Inc., and/or Strategic Jet Services, Inc.

            ARTICLE III- TREATMENT OF CLASSES OF CLAIMS AND INTERESTS

         3.1. Class A (Administrative Expenses) Claims in Class A approved and Allowed by the Court shall be paid in full, in cash, by the Debtor on the Effective Date of the Plan or as soon thereafter as the amount thereof can be fixed, unless a different treatment is agreed to or provided for in this Plan. Administrative Claims which by their terms are not due and payable on or before the Effective Date shall be paid as and when due. Within this class are all fees due and payable to the U.S. Trustee on or before the Effective Date pursuant to 28 U.S.C. ss. 1930(a)(6), which shall be paid on the Effective Date of the Plan. After confirmation, the Debtor shall be responsible for timely payment of fees incurred pursuant to 28 U.S.C. ss. 1930(a)(6). This class is not impaired.

         3.2. Class B (Priority (non-tax) Claims): Allowed Claims in Class B shall be paid in full, in cash, by the Debtor on the Effective Date of the Plan or as soon thereafter as the amount thereof can be fixed, unless a different treatment is agreed to or provided for in this Plan. This class is not impaired.

         3.3 Class C (Priority Taxes): In full and complete satisfaction of the obligation of the Debtor and all co-debtors (including responsible parties against whom trust fund taxes have been or may potentially be assessed) on Claims in Class C, such claims shall be paid in full in deferred cash payments, with simple interest at 6% p.a. running from the Effective Date of the Plan until paid, amortized over 20 equal quarterly payments. Any contrary interpretation of the foregoing provision notwithstanding, the Debtor shall pay each Class C claim or relevant portion thereof in full on or before the sixth anniversary of the assessment date of each portion of such claim; provided, however, that any Creditor to which this provision applies must apply all payments on Class C claims to such claims in the order of assessment. If a holder of a Class C claim declares the Debtor to be in default of Debtor's obligations to it under the Plan, and such default is not cured within 20 days after receipt by the Debtor and its counsel of the notice thereof by certified mail, then the entire liability shall become immediately due and payable, and such creditor may exercise any rights available under applicable non-bankruptcy law to collect such liability from the Debtor or any co-debtor or responsible party.

         3.4. Class D (Nyltiak secured claim): The holder of the claim in Class D shall retain its pre-petition lien on the Debtor's Assets, and the Debtor shall cure any pre- and post-petition arrearages (including all accrued interest at the non-default rate, fees, and other charges) in cash on the Effective Date of the Plan, and shall, on the Effective Date of the Plan, make a payment in the amount necessary to reduce the outstanding balance to $500,000, which shall fully satisfy the replacement lien and administrative claim. Any non-monetary defaults of the Debtor and any co-Debtor existing on the Petition Date and/or the Effective Date shall be waived and deemed cured, with all interest paid at the non-default rate with no late fees. All pre-payment penalties shall be waived. Thereafter, the Debtor shall pay the claim in accordance with the contract terms, except that the following terms of the loan documents dated July 22, 2002 shall be deleted and of no further force or effect as to any party or guarantor to said documents: Securities Purchase Agreement, Section 4 ("Covenants," including reservation of shares), Section 5 ("Right of First Offer"), and Section 6 ("Transfer Agent Instructions"); Secured Convertible Note, Article I (option to convert note into AGI shares), Article III, Sections
3.2 and 3.2 (Redemption), Article IV, Section 4.2 (default for failure to issue conversion shares), and Artivle V, Section 5.10 (notice of corporate events); and the entirety of the Investor Rights Agreement. Tiger Aircraft, LLC, shall provide an additional guaranty to the Nyltiak loan in a form substantially similar to that of the existing guarantors. Provided payments hereunder are not in default, the Debtor may sell Inventory in the ordinary course of business free and clear of the lien of Nyltiak, which lien shall be replaced by a replacement lien on Inventory of the types to which its pre-petition lien attaches, manufactured or acquired after the Petition Date, in an amount equal to the value of the Nyltiak lien on Inventory sold after the Petition Date. This class is impaired.

         3.5 Class E (IRS Secured Claim). In full and complete satisfaction of the obligation of the Debtor and all co-debtors (including responsible parties against whom trust fund taxes may potentially be assessed) on the claim in Class E, the holder of such claim shall retain its pre-petition lien until paid in full, and such claim shall be paid in full in deferred cash payments, with simple interest at 6% p.a. running from the Effective Date of the Plan until paid, amortized over 20 equal quarterly payments. If a holder of a Class E claim declares the Debtor to be in default of Debtor's obligations to it under the Plan, and such default is not cured within 20 days after receipt by the Debtor and its counsel of the notice thereof by certified mail, then the entire liability shall become immediately due and payable, and such creditor may exercise any rights available under applicable non-bankruptcy law to collect such liability from the Debtor or any co-debtor or responsible party. Provided payments hereunder are not in default which has not been cured as provided in the preceding sentence, the Debtor may sell inventory in the ordinary course of business free and clear of the lien of the IRS, which lien shall be replaced by a replacement lien on inventory manufactured or acquired after the Petition Date in an amount equal to the value of the IRS lien on inventory sold after the Petition Date, said replacement lien to be junior to the lien of Nyltiak on inventory of the types to which Nyltiak's pre-petition lien attaches. This class is impaired.

         3.6 Class F. (Uptown Bank secured claim): In full and complete satisfaction of the obligation of the Debtor and all co-debtors on the claim in Class F, the holder of the claim in Class F shall retain its pre-petition lien on the Debtor's assets, and the Debtor shall pay interest and other accrued charges through the Effective Date at the contract rate in cash on the effective date of the Plan. Thereafter, interest shall accrue at the rate of 6% p.a. on the outstanding principal balance allocable to each aircraft. Upon the sale of any aircraft which is Collateral for this claim, the Debtor shall pay the loan balance allocable to such aircraft in full, with all accrued interest and other charges, and the lien on such aircraft shall thereupon be released. Each 6 months after the Effective Date, the Debtor shall pay all accrued interest to date, plus a curtailment of 10% of the then-outstanding principal balance. In the event any portion of the claim remains unpaid on the third anniversary of the Effective Date, the Debtor shall, as to each aircraft which is Collateral for the Claim, either (a) fully pay in cash the balance of the claim allocable to such aircraft, or (b) surrender the aircraft to the Holder of the Claim in full satisfaction of the claim allocable to such aircraft. This class is impaired.

         3.7 Class G (Any other Secured Claim): Any holder of an Allowed Claim in Class G shall retain its pre-petition lien on the Debtor's Assets, and the Debtor shall cure any pre- and post-petition arrearages in cash on the Effective Date of the Plan (such that any such claim due in full under the terms thereof will be paid in cash on the Effective Date of the Plan). Any dispute as to the allowance of such Claim or the amount thereof, and/or the amount necessary to cure such arrearages shall be submitted to the Court for determination, with any undisputed amount paid on the Effective Date of the plan and any additional amount upon entry of a Final Order fixing the amount thereof. Any non-monetary defaults of the Debtor and any co-Debtor existing on the Petition Date and/or the Effective Date shall be waived and deemed cured. Thereafter, the Debtor shall pay the claim in accordance with the contract terms or applicable law. With respect to the claim of the U.S. Department of Labor, to the extent of payments made under Classes B, I and/or J directly to the employees on whose behalf or for whose wages which the Department of Labor claim was brought, such payments shall be credited to the payment due on such claim to the Department of Labor. This class is not impaired.

         3.8 Class H (Unliquidated tort/warranty claims for pre-petition personal injury, property damage, or wrongful death). The claim(s) in Class H shall be paid a total of $100,000.00 in cash within 10 days of the Bar Date (or on the Effective Date, whichever is later) in full satisfaction of their claim(s) against the Debtor and Aviation General, Inc. In the event more than one such claim is filed before the Bar Date and is allowed, such amount shall be placed in an interest-bearing account until the allowed amount of the Class H claims is liquidated, such amount to be divided pro rata among the holders of such claims upon liquidation thereof. If there are no such claims ultimately allowed, or if such claims are allowed in an amount such that the Class H claims would receive less than a total of $100,000 were they included in Class I, the Debtor shall apply the $100,000 to the payment of the Class I Claims and the Class H Claims shall be treated as Class I claims. In the event that Class H votes to accept this Plan, no holder of a Class H claim objects to this Plan or appeals the Confirmation Order, and the holders of all Class H claims agree on or before the Effective Date on allocation of payments to the holders of Class H claims, the total payment to the holder(s) of Class H claims shall be increased to $150,000.00 and shall be paid on the Effective Date in full satisfaction of such claims. This class is impaired.

         3.9 Class I (General Unsecured Claims). General unsecured claims shall be paid as follows: $500,000 shall be placed in an interest-bearing bank account on the Effective Date of the Plan, and shall be distributed pro rata to the holders of allowed Class I claims within 30 days of the Effective Date. The pro-rata share of the claimed amount of any claims which are then subject to objections as to which a Final Order has not been entered shall remain in the bank account until a Final Order is entered. When Final Orders are entered disallowing or allowing and liquidating all Class I claims, the remaining funds in the bank account shall be distributed to the holders of all Class I claims pro rata. This class is impaired.

         3.10 Class J (Small Claims). Class J claims shall be paid in cash on the Effective Date of the Plan in the allowed amount thereof (or $500.00 in the event of holders of claims in other classes electing treatment under Class J), in full satisfaction of such claims. This class is not impaired.

         3.11 Class K (Equity Interests). The existing stock of the Debtor, 100% of which is owned by Aviation General, Inc., shall be cancelled. This class is impaired.

         3.12 Class L (Corporate Family Claims). Class L claims shall be discharged and shall not be paid; in consideration thereof, all claims of the Debtor and the Estate against Aviation General, Inc. ("AGI"), and/or Strategic Jet Services, Inc. ("SJS"), existing as of the Confirmation Date shall be released. Nothing in this paragraph 3.12 shall relieve AGI or SJS of any obligation to the Debtor expressly set forth in this Plan, nor of any obligation owed directly to any Creditor.

                         ARTICLE IV - EXECUTION OF PLAN

         The Debtor shall fund this Plan primarily from the issuance of new stock. The Debtor's existing 100% shareholder, Aviation General, Inc. ("AGI"), has agreed to purchase, on the Effective Date of the Plan, 2000 newly-issued shares of the stock of the Debtor, which stock shall be sold to it for $1000 per share ($2,000,000). Such shares shall not be subject to Nyltiak's lien. To the extent additional funds are needed to implement this Plan or for working capital, AGI has agreed to purchase at that same price up to 500 additional shares of stock of the Debtor ($500,000), upon the request of the Debtor, at any time during the 5 years after the Effective Date of the Plan.

         AGI shall fund this acquisition through the sale to Tiger Aircraft, LLC, of 8 million shares of AGI for a total purchase price of $2.8 million. Tiger shall also guarantee payment of the remaining claim in Class D, and shall guarantee AGI's performance of Commander's option to sell the 500 additional Commander shares at $1000/share.

         In the event the Debtor seeks to confirm this Plan over the rejection of Class I, an auction will be held at the time and place of the confirmation hearing for the equity interest in AGI proposed to be acquired by Tiger Aircraft, LLC, with Tiger's offer of $2.8 million for 8 million AGI shares as the starting bid. All bidders will be required to agree to assume Tiger's position with respect to guaranteeing the remaining $500,000 balance of the Nyltiak loan, and to guaranteeing AGI's performance of Commander's option to require it to purchase up to an additional 500 shares of Commander stock at $1000/share. In the event Nyltiak is not satisfied, in its absolute discretion, with any competing bidder's ability to perform under its guaranty of the Nyltiak loan, it may require adequate security for such performance from such bidder. An initial overbid of 10% over Tiger's $2.8 million initial bid shall be required, with bid increments thereafter in $100,000 increments. The 10% overbid amount shall be paid to Tiger as a breakup fee in the event it is not the successful bidder to compensate it for its expenses and efforts in being the "stalking horse" bidder. All other amounts paid over and above Tiger's starting bid shall be paid to Commander as an increase in AGI's purchase price of the Commander stock, and shall be distributed pro rata to the Class I creditors, with any surplus being retained by Commander.

         The Debtor shall retain the Assets of the estate, free and clear of any liens, security interests, mortgages, or other security interests in the property, except as provided herein, and shall therewith operate its business, paying the creditors the amounts set forth in this plan from the proceeds thereof. The Debtor also shall fund this plan from its ongoing operations, as well as from collection of its receivables and other debts owing to it. The Debtor reserves its right to begin or continue any adversary proceeding permitted under the Code and Rules to collect such debts, or to pursue its claims in any court of competent jurisdiction. Nothing in this Plan shall be deemed to constitute a waiver of any claim that the Debtor may assert against any other party, including the holder of any claim provided for in this Plan, and the allowance of any claim against the Debtor or the estate shall not bar any claim by the Debtor against the holder of such claim.

                      ARTICLE V - RETENTION OF JURISDICTION

         Following the Confirmation Date, the Court shall retain jurisdiction over the Debtor, its operations, and its Assets for the following purposes until the Court enters an Order closing this case:

         A. To rule on the allowance or classification of claims and to hear any objections thereto. The failure of the Debtor to object to, or to examine any claim for the purposes of voting shall not be deemed a waiver of the Debtor's right to object to such claim in whole or in part;

         B. To hear and determine all adversary proceedings and contested matters;

         C. To allow and approve or disapprove any administrative expenses not previously allowed;

         D. To determine and resolve questions concerning the existence of defaults under the Plan;

         E. To modify the Plan pursuant toss.1127(b) of the Code;

         F. To correct any defect, to cure any omission, to reconcile any inconsistency in the Plan or Order of Confirmation as may be necessary to carry out the purposes and intent of the Plan; and

         G.       To issue any Order necessary to carry out the Plan.

                   ARTICLE VI - EXECUTORY CONTRACTS AND LEASES

         A. The Debtor assumes the following unexpired leases and executory contracts:

                  1.       Post-petition sublease with The ServiCenter, Inc.
                  2.       All consignment or commission sales agreements.
                  3. Equipment leases with Xerox Capital (photocopiers), Ascom (postage machine), and A-Welders Supply (nitrogen cylinders).

         The Debtor shall pay all amounts necessary to cure defaults under any lease or executory contract assumed by it in cash on the Effective Date of the Plan unless otherwise agreed between the Debtor and the lessor. At any time before the Effective Date, the Debtor may assign any of the foregoing equipment leases (in #3), in which case the assignee shall cure any default in cash upon such assignment and shall have all rights and obligations of the Debtor under such lease, the Debtor thereupon being fully released and discharged of any further liability thereon.

         B. The Debtor rejects the following unexpired leases and executory contracts:

                  1. Any contract or lease not expressly assumed. The Debtor believes it has no other unexpired pre-petition leases or executory contracts, but to the extent any such leases or contracts exist, they are rejected. Any Rejection Claims must be filed within 10 days after the Effective Date. Absent the filing of a proof of claim on or before the Rejection Claim Bar Date, all Rejection Claims shall be forever barred from assertion and shall not be enforceable against the Debtor, its Estate, Assets, or properties. All Rejection Claims shall be General Unsecured Claims.

                       ARTICLE VII - MODIFICATION OF PLAN

         The Debtor may submit modifications to the Plan at any time prior to Confirmation pursuant to ss. 1127(a) of the Code, and thereafter in accordance with ss. 1127(b).

                    ARTICLE VIII - CO-OBLIGOR STAY/DISCHARGE

         The Confirmation of the Plan shall operate as of the Effective Date of the Plan to enjoin and stay any action against any guarantor or co-obligor of any claim (including any person liable as a responsible person for any trust fund tax claim), unless and until such time as the Debtor is in material default under the terms of this Plan with respect to such claim.

         Upon completion of payments under the Plan, the Debtor and any guarantors or co-obligors shall be discharged of all claims and liabilities arising prior to the Petition for Relief, including but not limited to any claims arising out of products manufactured or sold or services rendered prior to the Petition Date.

                           ARTICLE IX - MISCELLANEOUS

         Upon the Effective Date of the Plan, the Debtor shall file with the Secretary of State of Delaware an Amendment to its Articles of Incorporation to add a provision prohibiting the issuance of nonvoting equity securities, and limiting any equity securities to one class.

         Dated:   July 5, 2003.
                                         Respectfully submitted,

                                         Daniel M. Press
                                         Russell B. Adams III
                                         Chung & Press, P.C.
                                         6723 Whittier Ave., Suite 302
                                         McLean, VA 22101
                                         (703) 734-3800

                                                  -and-


                                         /s/ David L. Finger
                                          -------------------
                                         David L. Finger
                                         David L. Finger, P.A.
                                         One Commerce Center
                                         1201 Orange Street, Suite 725
                                         Wilmington, DE 19801-1155
                                         (302) 884-6766
                                         Attorneys for debtor